Oppenheimer Gold & Special Minerals Fund

Supplement dated March 6, 2015 to the

Prospectus and Statement of Additional Information

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of Oppenheimer Gold & Special Minerals Fund (the “Fund”), each dated October 28, 2014.

Effective May 5, 2015

1.	The first paragraph of the section titled “Principal Investment Strategies” in the Prospectus is deleted in its entirety and replaced by the following:

The Fund invests mainly in common stocks of companies that are involved in mining, processing or dealing in gold or other metals or minerals, gold bullion, other physical metals, and precious metals-related ETF’s and may invest all of its assets in those securities. Under normal market conditions, at least 80% of the Fund's net assets, plus any borrowings for investment purposes, will be invested in those securities.

The Fund may invest up to 20% of its total assets in gold or silver bullion, in other precious metals, in metals naturally occurring with precious metals, in certificates representing an ownership interest in those metals, and in gold or silver coins. The Fund's investment in Gold ETFs is subject to this investment restriction.

2.	The fourth and fifth paragraphs of the section titled “Principal Investment Strategies” in the Prospectus are deleted in their entirety and replaced by the following:

The Fund can also invest up to 25% of its total assets in the Oppenheimer Gold & Special Minerals Fund (Cayman) Ltd., which is a wholly-owned and controlled subsidiary of the Fund (the "Subsidiary"). The Subsidiary will invest primarily in gold bullion and other precious metals, shares of exchange-traded funds that invest in gold bullion ("Gold ETFs"), commodity-linked derivatives related to gold or other special minerals (including commodity futures, financial futures, options and swap contracts), and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are intended to provide the Fund with exposure to minerals commodities market returns within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary will be subject to the same investment restrictions and guidelines, and follow the same compliance policies and procedures, as the Fund. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary.

The Fund's investment in the Subsidiary may vary based on the portfolio manager's use of gold bullion and other precious metals, Gold ETFs, different types of commodity-linked derivatives, fixed-income securities and other investments. Since the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold certain of the investments described in this prospectus, the Fund may be considered to be investing indirectly in those investments through its Subsidiary. Therefore, references in this prospectus to investments by the Fund include the Fund's indirect investments through the Subsidiary.

3.	The section titled “Investments in Mining Securities and Metal Investments” in the Prospectus is deleted in its entirety and replaced by the following:

Investments in Mining Securities and Metal Investments. The Fund may invest directly in, or indirectly through the Subsidiary or by means of derivative instruments, securities issued by companies that are involved in mining or processing or dealing in gold or other metals or minerals. These securities are described as "Mining Securities." The Fund may also invest up to 20% of its total assets in gold or silver bullion, in other precious metals, in metals naturally occurring with precious metals, in certificates representing an ownership interest in those metals, and in gold or silver coins. These investments are referred to as "Metal Investments." While the Fund may hold gold or silver coins that have an active, quoted trading market, it will not hold them for their value as "collectibles." The Fund's investment in Gold ETFs is subject to this investment restriction.

4.	The second paragraph of the section titled “Investments in Equity Securities and Metal Investments” in the SAI is deleted in its entirety and replaced by the following:

The Fund may also invest in gold or silver bullion, in other precious metals, in metals naturally occurring with precious metals, in certificates representing an ownership interest in those metals, and in gold or silver coins. These investments are referred to as "Metal Investments." The Fund will not invest more than 20% of its total assets in Metal Investments. The Fund will treat investments in exchange-traded funds that invest in gold bullion as "Metal Investments" for purposes of this investment strategy.

March 6, 2015	PS0410.035